

SHAMPOO
SHAPIRO MD
SHAPIRO MD
EXPERIENCE
Immune HEALTH

IMMUDYNE

Investor Presentation
Q4 2016

www.immudyne.com

(OTCQB: IMMD)

Safe Harbor

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements.

These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company's proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission.

There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Overview

We are an innovative health and wellness company focused on developing & marketing consumer products that address large, unmet market needs



i'nāte MD
cosmeceutical skin science

Dermatologist endorsed, clinically studied skincare line containing Immudyne's Beta-1/3,1/6 Glucan


SHAPIRO MD
SHAPIRO MD

SHAPIRO MD
HAIR GROWTH EXPERTS

Patented, dermatologist endorsed hair-regrowth product line containing 3 naturally occurring DHT blockers.



iNR Wellness
Doctor Recommended Immune support

Patented nutritional supplement containing Immudyne's Beta-1/3,1/6 Glucan for daily immune support

Corporate Highlights

- 70% top-line growth in 2015; 375% increase in revenue through Q3 2016
- Proven revenue and customer acquisition model
- Strong cash position and conservative monthly overhead
- Strong infrastructure for growth; key personnel in place to support exponential revenue growth
- Meaningful endorsements in 2016 from opinion-leading Dermatologists
- Differentiated health and wellness product portfolio that addresses very large, multi-billion dollar markets
- Tightly held capital structure; 34M shares outstanding as of 11/1/2016 with implied valuation of $10M
- Talented leadership team with very strong track record creating shareholder value

Our Business Has Turned the Corner with Accelerating Revenue Growth



375%
73%
0%
2014
2015
2016

Our Disciplined, Low Risk Growth Strategy

Leverage our expertise and infrastructure to prove out direct-response ROI


Drives sustainable profitable growth over time

Increase media spend and campaign scale with low capital risk

Identify & build innovative brands in large markets

We Have Big Plans for 2017

- We are launching 2 patented, dermatologist backed product lines in January 2017
- Relaunch of Inate Scientific product line as Inate MD; a complete, dermatologist backed skincare system
- Launch of Shapiro MD, a patented shampoo and conditioner for male and female hair loss
- Continued licensing deals to acquire innovative health and wellness products that can benefit from our direct marketing infrastructure

Playing in Large, Attractive Categories…

The market size for our current products is ~145B globally

$100

OTC

$15

Skincare

$8

Hair-Loss

$19

Immuno-Therapy

Strong and Experienced Leadership Team



Mark McLaughlin, President & Chief Executive Officer
- Former SVP at Oppenheimer & Co. and Lehman Brothers
- Co-founder and Managing Partner at Cadbury Capital
- Holds approximately 30% of Immudyne Common Stock



Stefan Galluppi, Chief Operating Officer
- Former founding CTO at $20M/year direct-response marketing firm
- Successful track record in healthcare and consumer product sector
- Founder of Runaway Products, LLC



Brian Schreiber, Fulfillment & Customer Service
- Former VP of Operations at Scantron Corp & Pearson Education
- 25 years of experience managing large complex organizations
- Graduate Kellogg School of Management Executive Program



Georgianne Ocasio, Human Resources
- Former Aide to Governor of Puerto Rico
- Deep experience in Investor Relations, Public Relations & Media
- Graduate Princeton University

Scientific Advisory Board



Steven D. Shapiro, M.D., Co-Founder of Shapiro MD
- Board-Certified Dermatologist
- Specializes in laser procedures & reconstructive skin cancer surgery
- Chairman of the Board for Healthcare Underwriters' Group (HUG)



Michael T. Borenstein, M.D., Ph.D., Co-Founder of Shapiro MD
- Board-Certified Dermatologist
- Specializes in Medical, Surgical, and Cosmetic Dermatology
- Graduate of Columbia University and University of Miami



Lilliana Ramirez, MD, Spokesperson for InateMD
- Board-Certified Dermatologist
- American Academy of Dermatology Fellow
- Published in the American Journal of Dermatopathology



Joseph V. DiTrolio, MD
- Clinical Professor of Surgery, Urology at New Jersey Medical School
- Diplomate of The American Board of Urology, AOA Honor Society
- Executive Founding Editor of The Journal of Medicine of New Jersey


IMMUDYNE
CH2OH
O
O
CH2
OH
OH
n
O
O
OH
OH
OH
OH
m
β-1,3
β-1,6
BETA-1/3,1/6-GLUCAN

What is Beta-1/3,1/6-glucan?

- **Beta- 1/3,1/6-glucan ("β-glucan") is a safe and potent immune modulator derived from the cell wall of Baker's yeast. It is the most studied natural immuno-modulator on earth.**
  - Natural polysaccharide that binds to the dectin-1, CR3, and TLR receptors found on immune cells, including natural killer (NK) cells, dendritic cells (DC) et al.
  - Binding to immune cells activates the innate and adaptive immune system
  - Over 6000 studies show β-glucan to have anti-inflammatory, antimicrobial, wound healing, weight loss, antidiabetic, cholesterol lowering and anti-cancer benefits
  - β-glucan is regulated as a Generally Regarded As Safe (GRAS) product by the FDA
  - Immudyne manufactures the purist, all-natural Yeast Beta Glucan in the world

Broad Demand For Our Yeast Beta Glucan

Consumer



- Core ingredient in Inate MD serum, moisturizer and nutritional supplement
- Used in iNR Wellness nutritional supplement for 24 hour immune support
- Approximately $5M/year in revenue

Raw Material



- Direct sales to 3 of the top 5 cosmetic companies in the world
- Used in medium to high end skincare products found throughout the world
- Approximately $1M/year in revenue

Immudyne intends to aggressively grow both of these Segments in 2017

iNR Wellness

Doctor Recommended Immune support


EXPERIENCE
Immune HEALTH
puracere + vcx
immune system support
Hair, Skin, Nails
Overall Health
Biological Response
60 Capsules
Dietary Supplement

Patented nutritional super-supplement containing Immudyne's Beta-1/3,1/6 Glucan for daily Immune Support

i'nāte MD

cosmeceutical skin science

Dermatologist endorsed, clinically studied skincare line containing Immudyne's Beta-1/3,1/6 Glucan

Now Endorsed by Dr. Lillian Ramirez.

- 2017 International Marketing and Distribution campaign
- Reformulated for maximum efficacy and quality
- 74,000 units sold in 2016. Expected growth of 200,000 units in 2017



Skincare is a Large Category that Lacks Products Based on Real Science That Work


$160
Billion
Growing
+3%[1]

Skincare is fundamental

Skin is the largest organ of the body and its 1st barrier providing protection against harsh environmental factors

We Have Big Ambitions in Skincare

2016	2017
74,000 units sold	200,000 units sold
40,000 customers	75,000 customers
$6.8M in Revenue	$15M in Revenue
7.8% Gross Profit	12%+ Gross Profit

Growth and Increased Profitability Fueled By…

Improved Branding & Formulation

- Products reformulated for maximum efficacy and quality

- Improved branding on par with industry leading, high end brands

Internalization of Media Buying

- 2 full time employees devoted to acquiring media from Facebook, Google and others

- Anticipate higher quality customer and lower acquisition cost

Key Dermatologist Endorsement



SHAPIRO MD

HAIR GROWTH EXPERTS





Steven Shapiro M.D. and Michael Borenstein M.D., P.h.D – Founders of Shapiro MD


SHAPIRO MD
HAIR GROWTH EXPERTS
SHAMPOO
Triple Action
Hair Therapy
Formula
Developed by Dermatologists
SULFATE FREE
SHAPIRO MD
HAIR GROWTH EXPERTS
CONDITIONER
Triple Action
Hair Repair
Formula
Developed by Dermatologists
SULFATE FREE

Hair-Loss is a Massive Category with Almost No Innovation or Scientific Advancement


$7
Billion
Growing
+3.5%

According to the American Hair Loss Association, 99% of products marketed to treat hair loss are completely ineffective. Shapiro MD contains the 3 most powerful, naturally occurring DHT blockers that have been shown to regrow hair in countless clinical studies.

There is a HUGE Need in Hair Loss Category

- OTC product that is safe and beneficial for male & female hair loss
- With shampooing and conditioning being a typical daily activity, it’s a “natural” to be well received by consumers
- Consumers, especially those who typically do not use specialty products will be interested
- Men and women who are losing hair are highly motivated to actively seek treatment and use something they believe will help
- Up to 30% of patients using prescription products don’t respond.



Shapiro MD Shampoo & Conditioner

Patented formulation containing 3 potent naturally occurring active ingredients that have been shown to be effective blocking dihydrotestosterone (DHT). DHT is a hormone that his widely believed to be the primary cause of hair loss.



Caffeine

Clinical studies have shown that low doses of caffeine applied to the scalp blocks the effects of DHT.



EGCG

A powerful antioxidant derived from Green Tea that been clinically shown to increase hair follicle elongation and hair growth.



SPBE

Saw Palmetto Berry Extract is a known DHT blocker that has shown in long term studies to significantly increase hair growth.

Shapiro MD... Results Coming in 2017

- Shapiro MD launch slated for Jan 2017
- Aggressive online direct-response marketing effort via Google, Facebook and native ad networks
- National infomercial campaign already in the works with leading production firm
- Strong domestic and international retail demand already established



Before
After 90 Days
Before
After 180 Days



SHAPIRO MD
GET STARTED NOW
A HAIR LOSS SOLUTION DEVELOPED SPECIFICALLY FOR MALE & FEMALE PATTERN BALDNESS
SHAPIRO MD

Investment Summary

- **Profitable & Growing.** Immudyne is profitable and anticipates significant sales growth in FY2017.
- **Incredible Products.** Our portfolio of products address large unmet needs and are backed by real science and accomplished medical opinion leaders.
- **Large Addressable Market.** We believe we can capture a small piece of a very large $150B market.
- **Platform For Success.** In 2016 we build a world-class platform for marketing health and wellness products directly to consumers.
- **Strong Management Team.** We have, and continue to attract high quality and experienced individuals with a track record of success.
- **Financially Smart.** We protect our capital structure, always keep shareholders first in mind, and make sound long-term decisions to maximize shareholder value.


i'nāte
SHAPIRO MD
HAIR GROWTH EXPERTS
SHAMPOO
CONDITIONER
EXPERIENCE
Immune HEALTH

IMMUDYNE

OTCQB: IMMD

Investor Contact:
Mark McLaughlin, CEO
markmcl@immudyne.com

Appendix

Key Scientific Publications Of β-glucan

- **Immune-Regulating Properties.** *Immune-modulatory effects of dietary Yeast Beta-1,3/1,6-D-glucan* (Nutritional Journal, Stier et al)
- **Adjuvant For Cancer Therapy.** *Therapeutic potential of various beta-glucan sources in conjunction with anti-tumor monoclonal antibody in cancer therapy* (Cancer Biology & Therapy, Driscoll et al.)
- **Anti-Infective Agent.** *Yeast (1,3)-(1,6)-beta-glucan helps to maintain the body's defence against pathogens: a double-blind, randomized, placebo-controlled, multicentric study in healthy subjects* (European Journal of Nutrition, Auinger et al.)
- **Anti-Inflammatory & Wound Healing Activity.** *β(1-3)-D-glucan affects adipogenesis, wound healing and inflammation* (Journal of Oriental Pharmacy and Experimental Medicine, Vetvicka et al.)

IMMD Board of Directors

- **Mark McLaughlin**, President & CEO, former SVP at Oppenheimer & Co., Lehman Brothers. Led Immudyne's commercial build-out, and turn-around to profitable biotech company.
- **Dr. Anthony Bruzzese**, Chairman, Radiologist certified by the American Board of Internal Medicine and the American Board of Radiology. Graduated from Brown University.
- **John Strawn, Jr.**, Director, partner at Strawn Pickens LLP focused on complex commercial litigation and patent law. Graduate of University of Texas and Dartmouth College.
- **Dr. Joseph DiTrolio**, Director, Clinical Professor of Surgery, Division of Urology at New Jersey Medical School. Graduate of the University of Richmond, University of Paris, Sorbonne and New Jersey Medical School.
- **Dr. Sven Rohmann**, Chief Medical Officer. Spent 10 years at Merck Serono. Chief Executive Officer of Helix Biopharma and former Managing Director of Burrill Venture Capital.